

Investor Presentation

Rob Fried
Chief Executive Officer

Kevin Farr
Chief Financial Officer

SAFE HARBOR STATEMENT

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2020 financial outlook, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part II, "Item 1A. Risk Factors" of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed with the Securities Exchange Commission (the "Commission") on May 18, 2020 and in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Commission on March 10, 2020, as amended on May 18, 2020. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation; and the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude interest, income tax, depreciation, amortization, non-cash share-based compensation costs, severance and restructuring expense, bad debt expense related to Elysium Health and total legal expense for adjusted EBITDA excluding total legal expense. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Three Core Objectives

Own the Science

Build upon and protect our intellectual property

Invest in quality research and partner with leading scientists

Educate consumers on health benefits of NR

Build TRU NIAGEN® Brand

Strong global partnerships

Investments in brand awareness & new market launches

Increased focus on earned media

Focus on Fundamentals

Build a fundamentally sound business operation

Regulatory approvals

Lead by example – innovation, science & safety


The Science


NAD


TRU

“The coenzyme NAD+ is critical in cellular bioenergetics and adaptive stress responses. Its depletion has emerged as a fundamental feature of aging that may predispose to a wide range of chronic diseases.”

“With careful scientific evaluation, NAD+ replenishment might serve as a promising multifunctional approach to improve the quality of life for an increasingly aged population.”

NAD+ in Aging: Molecular Mechanisms and Translational Implications, Fang et al., 2017



Ancestral cattle return to Europe's wild spots
Books to inspire budding scientists
High harmonics born of ultraviolet
Science
AAAS
SPECIAL ISSUE
WHY WE AGE

The Critical Role of NAD

- Nicotinamide adenine dinucleotide (NAD) is a coenzyme found in every living cell
- NAD is mission-critical for cellular health and resilience
- NAD declines as we age
- When NAD levels are low, cells don't function optimally
- Scientists now understand that low NAD or relative NAD-deficiency may be associated with many health-related problems of aging


TRUNIAGEN.COM
TRU
NIAGEN
Age Better*
Dietary Supplement
60 Vegetarian Capsules

Our Solution :
TRU NIAGEN®

- **Safe**
  - NIAGEN is the only proprietary nicotinamide riboside approved as a New Dietary Ingredient and that has achieved GRAS status
- **Effective**
  - NIAGEN increases NAD
- **Patented**
  - 20+ licensed global patents or patents pending

Kinetics & Dose-Dependent Effects of Niagen Supplementation

- Daily supplementation with NR required to maintain elevated NAD+ levels is safe
- Helps the body "cope" with the increasing NAD+ demands associated with aging
- Supports the body's "Intrinsic Capacity" – the body's ability to cope with physiologic stress


A
Placebo
100 mg NIAGEN®
300 mg NIAGEN®
1000 mg NIAGEN®
NAD+ (µg/ml)
60
55
50
45
40
35
30
25
20
15
10
*,#
#
Day: 0 7 14 56
n
Placebo: 34 34 34 34
100 mg NIAGEN®: 33 33 33 33
300 mg NIAGEN®: 34 34 34 34
1000 mg NIAGEN®: 30 31 31 31

Conze et al., 2019

Cellular Health Supports Intrinsic Capacity



Molecular Integrity
Cellular Function
Physiological Function
Intrinsic Capacity



Intelligence
Problem solving
Memory
COGNITION
Balance
Muscle strength
Gait
LOCOMOTION
INTRINSIC CAPACITY
Mood
PSYCHOLOGICAL
Emotional vitality
Vision
SENSORY
Hearing
VITALITY
Hormonal function
Energy metabolism
Cardio-respiratory function

World Health Organization

Intrinsic capacity is the composite of all the mental and physical capacities that a person can draw on and includes their ability to walk, think, see, hear, and remember. (Source: WHO)

NR Research Impact is Accelerating


1200
1000
800
600
400
200
0
Cumulative Impact Factor
2004
2006
2007
2008
2009
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Year
Vitality
Locomotion
Cognition
Psychological
Sensory
578%
Vitality *
Locomotion *
Cognition*
Sensory*
Psychological*
Pharmacokinetic/Safety
Basic Research
*NR Research Impact by the domains of Intrinsic Capacity.

Areas of Study

- **Cognition**
  - Alzheimer's Disease
  - Traumatic Brain Injury
  - Cockayne Syndrome
- **Vitality**
  - Heart Failure
  - Chronic Kidney Disease
  - Breast Cancer
  - Hypertension
  - Diabetes
  - Nonalcoholic fatty liver disease
  - Melanoma
  - Steatosis
  - Immune Response
  - Browning of Adipocytes
  - Mitochondrial Myopathy
  - Weight Loss
- **Locomotion**
  - Parkinson's Disease
  - Muscle Physiology
- **Sensory**
  - Chemotherapy-Induced Neuropathy
  - Diabetic Neuropathy
- **Psychological**

~195 Pre-Clinical & Clinical Studies in Progress on NR Represents over $50MM of Third Party Research

NIH National Institute on Aging
University of Birmingham
St. Jude Medical
UC Irvine
Massachusetts Institute of Technology
UC Davis University of California
Dartmouth
Northwestern University
University of Colorado 1876
Cornell University
Mayo Clinic
Buck Institute for Research on Aging
The University of Iowa
University of Minnesota
University of Copenhagen
University of Washington
McLean Hospital Harvard Medical School Affiliate
Emory University
University of Cambridge
Washington University in St. Louis
The Scripps Research Institute

Scientific Advisory Board



Charles Brenner, Ph.D.
Head of Biochemistry
University of Iowa

World's Foremost Authority on NAD Metabolism



Roger Kornberg, Ph.D.
Chairman
Professor of Structural Biology
Stanford University

Nobel Prize Winner, Chemistry, 2006



Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University

Leading Alzheimer's Researcher, TIME 100 Most Influential 2015



Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis

Leader in Food, Nutrition, & Wellness Innovation



Professor Sir John Walker, Ph.D.
Emeritus Director, MRC Mitochondrial Biology
University of Cambridge

Nobel Prize Winner, Chemistry, 1997



Brunie H. Felding, Ph.D.
Associate Professor of Molecular Medicine
Scripps Research Institute

Renowned Breast Cancer Researcher focused on NAD+ supplementation

Market Opportunity


NIAGEN
300mg

Significant U.S. Market Opportunity



U.S. Supplement Industry
(In $ billions)
$70
$60
$50
$40
$30
$20
$10
$0
+6.1% CAGR
$46B
$20B
Other[1]
$5B
Meal Supplements
$7B
Sport Nutrition
$14B
Vitamins
2018
$58B
$25B
Other[1]
$7B
Meal Supplements
$9B
Sport Nutrition
$17B
Vitamins
2022E

1 Includes Specialty/Other, Herbs and Botanicals, and Minerals
Source: Nutrition Business Journal (NBJ)

Significant Global Market Opportunity


Global Supplement Industry
(In $ billions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
~$100B
~$140B
ROW
LATAM
Other Asia
Japan
China
Europe
$46B
U.S.
+6.0%
CAGR
~$170B
~$110B
International
~$60B
U.S.
2018
2022E

Source: Nutrition Business Journal (NBJ) and ChromaDex internal estimates. Extrapolated 6% growth from NBJ 2021 global sales estimate of $160B+.

Our Brand


TRU
NIAGEN
300mg
CELLULAR ENERGY & REPAIR
TRU
NIAGEN
300mg

Attention Health Care Professionals. To review the latest scientific research related to NIAGEN® (nicotinamide riboside), please click here. Consumers can review the science on Niagen® at AboutNAD.com.

TRU NIAGEN

OUR PRODUCT THE SCIENCE WHO WE ARE IN THE NEWS

REFER A FRIEND BUY NOW

Discover Our Breakthrough in Cellular Defense*

SHOP NOW



TRU
NIAGEN
300mg
CELLULAR ENERGY & REPAIR*
90 Vegetarian Capsules
One Per Day Dietary Supplement

Help

Global Expansion



CANADA(a)
Amazon
Truniagen.ca
Selected Retailers
April 2019
UK(b)
Amazon
Superdrug
April 2020
CHINA
Truniagen.cn
Tmall
JD.com
Kaola
JAPAN
Amazon
GERMANY
Amazon
FRANCE
Amazon
HONG KONG
Watsons
September 2017
SINGAPORE
Watsons
January 2018
AUSTRALIA
Matakana Health Ltd.
March 2020
NEW ZEALAND
Matakana Health Ltd.
September 2018
Retail
Cross border

Global expansion continues with TRU NIAGEN® launching in the U.K. and Australia in early 2020

a) TRU NIAGEN® was launched on www.truniagen.ca and to health care practitioners at Fullscript Canada in December 2018. It was previously sold on www.amazon.ca. Expanded to Showcase Canada and WELL Health in April 2019 and Whole Foods Market Ontario in July 2019.

b) TRU NIAGEN was launched on Amazon U.K. in June 2018. Launched TRU NIAGEN with Superdrug in April 2020.

Strong Global Partners

A.S. Watson Group

watsons

- World's largest international health & beauty retailer (~15,000 stores)(1)
  - Europe ~9,000 stores
  - Asia ~6,000 stores
- Extended partnership through mid-September 2021 in Hong Kong, Macau, and Singapore

Nestlé HealthScience

- Announced global supply and license agreement in December 2018
- Exclusive rights in medical nutrition
- Co-exclusive rights in certain protein based beverages
  - Global market of ~$2.0 billion(2)
  - U.S. market of ~$800 million(2)

(1) Includes all stores owned by A.S. Watson Group. Statistics as of Q2 2018.
(2) Supplement Nutrition Drinks category per Euromonitor, in wholesale dollars.


ChromaDex
TRU
NIAGEN
Beauty
SKIN, HAIR & NAILS
WITH HYALURONIC ACID
BIOTIN & ANTIOXIDANTS

Production Expansion: TRU NIAGEN® Beauty

- Cellular health and beauty daily supplement
- April 2020 launch
- Exclusively in retail with Watsons Hong Kong
- Builds on the success of TRU NIAGEN® in Watsons Hong Kong stores as an award-winning and best-selling health product amongst loyalty members

Steady Progress – TRU NIAGEN



(In $ millions)
TRU NIAGEN Sales by Quarter
YoY growth
Q3 2017: $2.6 ($2.3, $0.3)
Q4 2017: $2.7 ($1.9, $0.8)
Q1 2018: $3.0 ($1.2, $1.8)
Q2 2018: +2528% $3.7 ($0.3, $3.5)
Q3 2018: +97% $5.2 ($0.8, $4.4)
Q4 2018: +143% $6.5 ($1.2, $5.2)
Q1 2019: +146% $7.5 ($1.5, $5.9)
Q2 2019: +134% $8.7 ($2.2, $6.5)
Q3 2019: +86% $9.7 ($2.6, $7.1)
Q4 2019: +57% $10.2 ($2.2, $7.9)
Q1 2020: +50% $11.1 ($2.9, $8.2)
Ecommerce
Watsons/Other

TRU NIAGEN sales have steadily increased every quarter since inception, driven by continued growth in the e-Commerce and Watson's businesses

FY 2019 Net Sales Mix



FY 2018
e-Commerce
48%
$31.6 MM
Watson's & International
11%
Analytical Reference Standards & Services (1)
14%
NIAGEN Ingredient
16%
Other Ingredients
11%



FY 2019
e-Commerce
59%
$46.3MM
Watson's & International
18%
NIAGEN Ingredient
11%
Analytical Reference Standards & Services (1)
9%
Other Ingredients
3%

- **TRU NIAGEN** net sales increased to **78% of net sales** in FY 2019 compared to 58% in FY 2018(2)
- **NIAGEN-related** net sales increased to **88% of net sales** in FY 2019 compared to 75% in FY 2018(3)

Successful transformation into a consumer-focused company with flagship product, TRU NIAGEN

(1) Analytical Reference Standards and Services previously reported as Core
(2) TRU NIAGEN net sales include e-Commerce, Watson's/Other B2B
(3) NIAGEN-related sales include TRU NIAGEN and NIAGEN ingredient

Financial Highlights


TRU
NIAGEN
300mg


"Bring financial discipline to a company that is experiencing significant organizational changes and rapid growth."
Kevin Farr, CFO
TRU

Q1 2020 vs Q4 2019 Key P&L Metrics

(in thousands)	Q1 2020	Q4 2019	Notes
Net Sales	**$ 14,345**	**$ 13,089**	TRU NIAGEN business up 10% with growth in U.S. e-commerce, and initial shipments for new launches, partially offset by slightly lower Watsons sales
Gross Profit *% of Net Sales*	**8,311** *57.9%*	**7,465** *57.0%*	Up 90bps driven by product cost savings initiatives and overall scale on supply chain overhead
Selling and Marketing *% of Net Sales*	4,447 *31.0%*	5,108 *39.0%*	Improvement in marketing efficiency driven by growing sales from returning customers in U.S. e-commerce business and overall scale on investments
Research and Development	919	1,139	Down sequentially with focused R&D investments
General and Administrative[1]	8,835	10,078	Driven by absence of bad debt expense[1]. Excluding legal fees, bad debt expense, severance & restructuring, and equity compensation expense, G&A was down by $0.1MM.
Other	0	0	No other expenses in either quarter
Total Operating Expense	**14,201**	**16,325**	Lower expenses across the P&L, including the absence of bad debt of $2.2MM[1]
Operating Loss	**$ (5,890)**	**$ (8,860)**	Higher sales and gross margins, lower SG&A (including absence of bad debt expense) and lower R&D expenses

(1) Q4 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

Adjusted EBITDA Summary

ChromaDex Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Three months ended								
	Mar. 31, 2018	Jun. 30, 2018	Sep. 30, 2018	Dec. 31, 2018	Mar. 31, 2019	Jun. 30, 2019	Sep. 30, 2019	Dec. 31, 2019	**Mar. 31, 2020**
Net loss, as reported[1]	$ (8,443)	$ (8,050)	$ (8,605)	$ (8,218)	$ (8,337)	$ (7,755)	$ (7,202)	$ (8,853)	**$ (5,902)**
Adjustments:									
Interest (income) expense	44	48	9	(22)	(35)	575	314	(7)	**12**
Depreciation	121	146	169	171	173	190	196	203	**214**
Amortization of intangibles	58	58	59	60	61	61	62	62	**62**
Amortization of right of use assets	-	-	-	-	138	141	144	92	**92**
Share-based compensation	1,258	1,811	1,317	1,985	2,029	1,759	1,687	1,697	**1,873**
Severance and restructuring	-	-	-	-	-	-	-	200	**953**
Elysium-related bad debt expense	-	-	-	-	-	-	-	2,233	**-**
Adjusted EBITDA	$ (6,962)	$ (5,987)	$ (7,051)	$ (6,024)	$ (5,971)	$ (5,029)	$ (4,799)	$ (4,373)	**$ (2,696)**
Total legal expense	2,973	2,079	2,723	2,045	3,250	2,926	2,944	2,226	**2,380**
Adjusted EBITDA excluding total legal expense	$ (3,989)	$ (3,908)	$ (4,328)	$ (3,979)	$ (2,721)	$ (2,103)	$ (1,855)	$ (2,147)	**$ (316)**

Q1 2020 Adjusted EBITDA, excluding legal expenses was ($0.3) million, an improvement of $1.8 million sequentially and $2.4 million year-over-year driven by higher sales and gross margins, and marketing efficiency

(1) Q4 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

2020 Financial Outlook

(in thousands)	2018 Actual	2019 Actual	2020 Outlook	Key Drivers
Net Sales	**$31,557**	**$46,291**	Continued growth in top-line but lower than 2019 growth rate due to: • Larger revenue base • Coronavirus impact on retail sales • Regulatory Consulting divestiture	Growth driven by U.S. e-Commerce business, launches in new international markets (U.K. and Australia) and on new platforms (Persona Nutrition). *Coronavirus currently impacting Watsons, international retail, and HCP business.*
Gross Margin % (as a % of net sales)	**50.9%**	**55.7%**	Continued improvement	Increased TRU NIAGEN e-Commerce sales, savings from product design changes implemented in late 2019, and additional supply chain cost savings initiatives in 2020
Selling, Marketing & Advertising (as a % of net sales)	**52.4%**	**39.4%**	Up $3-5 million in absolute dollars and down as a % of net sales	Strong growth from returning customers, investments in brand awareness and new market launches
General & Administrative(1)	**$17,317**	**$20,529**	Up $1-2 million in absolute dollars and down as a % of net sales	Investments in key personnel to scale the business in 2H 2019 adding to baseline
Adjusted EBITDA excluding legal	**$(16,204)**	**$(8,826)**	Continued improvement	Higher sales and gross margins, partially offset by investments to scale the business

Investing for growth in 2020 while improving Adjusted EBITDA excluding legal.

(1) Excludes severance and restructuring expense, legal expense and Elysium-related bad debt expense (see details on slide 26). As reported, G&A was $27,137 in 2018 and $34,308 in 2019.

Cash Flow Break-even Framework

	Quarterly P&L Framework[1]	Comments
Net Sales	~$17 million to ~$19 million	• U.S. e-Commerce marketing efficiency • Watson's international business • Acceleration in cross border launches • Successful launch with Nestlé • New business / market opportunities
Gross Margin % (as a % of net sales)	Around 60%	• Increased sales of TRU NIAGEN in e-Commerce business • Supply chain cost savings ramping in 2020
Total Operating Expense **Cash Operating Expense[2]**	~$13 million ~$11 million	• Reflects current quarterly operating expense, which includes elevated legal spending today • Litigation expense should decline over time allowing for reinvestment in other areas
Adjusted EBITDA (Including Legal Expense)	Break-even	• Excludes the impact of working capital, which is currently a use of cash due to growth • Over time, cash flow from operations should be self-funding as we achieve greater scale

Expect to achieve cash flow break-even at ~$19MM of quarterly sales and gross margins above 60% to offset higher operating expense (driven by ongoing litigation).

(1) Communicated on the Q2 2019 earnings conference call
(2) Cash operating expense excludes equity compensation, depreciation and amortization


TRU
NIAGEN
300mg
TRU
NIAGEN
300mg

Contact Info

Brianna Gerber

Vice President of FP&A and Investor Relations
T: +1.949.419.0288 ext. 127
BriannaG@chromadex.com
www.chromadex.com

Where to buy TRU NIAGEN®
www.truniagen.com
www.amazon.com

Appendix


TRU
NIAGEN
PRO 500

Evolution of ChromaDex


2000
COMPANY FORMED; REFERENCE STANDARDS
2003
PROVIDED ANALYTICAL TESTING AND CONTRACT SERVICES
2012
ACQUIRED SCIENTIFIC AND REGULATORY CONSULTING BUSINESS
2012
LICENSED DARTHMOUTH PATENTS ON NR
2013
COMMERCIALIZATION OF NIAGEN®
TRU NIAGEN
2017
ACQUIRED HEALTHSPAN RESEARCH LLC, A CONSUMER PRODUCT COMPANY OFFERING TRU NIAGEN® BRANDED PRODUCTS
2017
RAISED $48 MILLION; LED BY HORIZONS VENTURES
2017
PARTNERED WITH A.S. WATSON GROUP, ASIA'S LEADING HEALTH AND BEAUTY RETAILER
2018
GLOBAL EXPANSION
2019
RAISED $17 MILLION; LED BY EXISTING AND NEW INTERNATIONAL INVESTORS
2020
RECEIVED EU AND AUSTRALIA REGULATORY APPROVAL

In 2017, began strategic shift from ingredient and testing company with goal of building TRU NIAGEN® into a global brand

Management Team

Rob Fried – *Chief Executive Officer*
Board member since 2015, President, CEO & Director of Ideation Acquisition Corp. 2007-2009, Founder & CEO of Spiritclips LLC 2007-2017 (acquired by Hallmark Cards Inc. in 2012), and Academy Award and Emmy Award winning motion picture producer

Frank Jaksch - *Executive Chairman*
Co-founded ChromaDex in 2000

Kevin Farr – *CFO*
Former CFO, Mattel, Inc, 2000-2017
PriceWaterhouse, 10 years, CPA

Megan Jordan – *CCO & SVP of Global Marketing*
Former SVP of Global Corporate Communications, Herbalife Nutrition 2015-2018

Dr. Andrew Shao – *SVP Global Regulatory & Scientific Affairs*
Over two decades of experience in global nutrition industry
Amway, Herbalife Nutrition & Council for Responsible Nutrition

Mark Friedman – *General Counsel, Corporate Secretary*
Former EVP & General Counsel, Herbalife 2013-2018

Ben Shichman – *Chief Technology Officer*
Over 25 years of experience fast growing software and e-Commerce companies

Alberto Bottene – *SVP of Sales and Business Development*
Over 30 years of global business development in health, beauty and supplements industry

David S. Kroes – *SVP of People Matter(s)*
Over 20 years of People Matter(s) leadership across multiple industries, ranging from start-ups to large global companies

2018 – 2019 YTD Net Sales Summary

Description	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 FY	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019 FY	2020 Q1
Ecommerce	1.8	3.5	4.4	5.2	15.0	5.9	6.5	7.1	7.9	27.5	8.2
Watsons	0.8	0.3	0.7	1.2	2.9	1.3	1.9	2.3	1.9	7.3	1.8
International / Other	0.4	0.0	0.1	0.1	0.6	0.3	0.3	0.3	0.4	1.3	1.1
Total TRU NIAGEN	***3.0***	***3.7***	***5.2***	***6.5***	***18.5***	***7.5***	***8.7***	***9.7***	***10.2***	***36.1***	***11.1***
NIAGEN Ingredient	1.3	1.9	1.0	1.0	5.2	1.1	1.1	0.7	2.0	4.9	2.0
NIAGEN Related Revenues	***4.3***	***5.7***	***6.2***	***7.4***	***23.6***	***8.6***	***9.8***	***10.5***	***12.1***	***41.0***	***13.1***
Other Ingredients	1.1	0.9	0.9	0.5	3.4	0.4	0.3	0.5	0.1	1.3	0.5
Analytical Reference Standards & Services	1.2	1.2	1.0	1.1	4.5	1.1	1.0	1.1	0.9	4.0	0.7
Total Net Sales	***6.6***	***7.8***	***8.1***	***9.1***	***31.6***	***10.0***	***11.1***	***12.1***	***13.1***	***46.3***	***14.3***
TRU NIAGEN as % of Total Net Sales	***46%***	***48%***	***64%***	***71%***	***58%***	***74%***	***79%***	***81%***	***78%***	***78%***	***78%***
NIAGEN Related Revenues as % of Total Net Sales	***65%***	***73%***	***77%***	***82%***	***75%***	***85%***	***88%***	***87%***	***93%***	***88%***	***91%***
YOY Growth Rate - Net Sales											
Total Company	95%	85%	33%	20%	49%	53%	42%	48%	44%	47%	43%
NIAGEN Related	337%	168%	40%	31%	79%	99%	73%	68%	63%	73%	53%
Total TRU NIAGEN	NA	2528%	97%	143%	238%	146%	134%	86%	57%	96%	50%
Sequential Growth Rate - Net Sales											
Total Company	-13%	19%	4%	12%		11%	10%	9%	9%		10%
NIAGEN Related	-24%	32%	10%	19%		15%	15%	6%	16%		8%
Total TRU NIAGEN	14%	23%	40%	24%		15%	17%	11%	4%		10%

FY 2019 vs FY 2018 Key P&L Metrics

(in thousands)	FY 2019	FY 2018	Notes
Net Sales	**$46,291**	**$31,557**	Total net sales up 47%. TRU NIAGEN business up 96% with diversified growth across U.S. e-commerce, Watson's, and international cross border platforms.
Gross Profit *% of Net Sales*	**25,769** *55.7%*	**16,055** *50.9%*	Up 480bps driven by favorable mix with growing TRU NIAGEN e-commerce business
Selling and Marketing *% of Net Sales*	18,216 *39.4%*	16,537 *52.4%*	Marketing efficiency improved by 1,310bps driven by TRU NIAGEN business and overall scale. Invested in initiatives to drive new customer growth.
Research and Development	4,420	5,478	Down year-over-year with focused R&D investments
General and Administrative[1]	34,308	27,137	Excluding legal fees, bad debt expense[1], and equity compensation expense, G&A was up by $3.2MM
Other	125	75	Miscellaneous expense
Total Operating Expense	**57,069**	**49,227**	Primarily driven by higher SG&A expenses, including $2.2 million of non cash bad debt expense[1]
Operating Loss	**$ (31,300)**	**$ (33,172)**	Operating loss excluding bad debt expense improved by $4.1MM, driven by higher sales and gross margins

(1) Q4 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

Adjusted EBITDA 2018 vs 2019

ChromaDex Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Year ended				Year over Year	
	Dec. 31, 2018		**Dec. 31, 2019**		Change	
Net loss, as reported[1]	$	(33,316)	**$**	**(32,147)**	$	1,169
Adjustments:						
Interest (income) expense		79		**847**		768
Depreciation		607		**762**		155
Amortization of intangibles		235		**246**		11
Amortization of right of use assets		-		**515**		515
Share-based compensation		6,371		**7,172**		801
Severance and restructuring		-		**200**		200
Bad debt expense		-		**2,233**		2,233
Adjusted EBITDA	$	(26,024)	**$**	**(20,172)**	$	5,852
Total legal expense		9,820		**11,346**		1,526
Adjusted EBITDA excluding total legal expense	$	(16,204)	**$**	**(8,826)**	$	7,378

2019 Adjusted EBITDA excluding legal expense was a loss of ($8.8) million, a $7.4 million improvement YoY. The YoY improvement was driven by higher sales and gross margins.

(1) 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

Build Upon and Protect our IP[1]

Patent ID (U.S.)	Summary
US 8114626	*Manufacture of NR via recombinant microorganisms – Charles Brenner of Dartmouth College*
US 8197807	*NR for increasing NAD biosynthesis – Charles Brenner of Dartmouth College*
US 8383086	*Compositions comprising NR – Charles Brenner of Dartmouth College*
US 7776326	*NR for treatment diseased and/or injured neurons by increasing Sirtuin activity – Jeffrey Milbrandt of Washington University*
US 9295688	*NR for treatment diseased and/or injured neurons by increasing NAD activity – Jeffrey Milbrandt of Washington University*
US 10280190	*NR for use in enhancing skin permeation in treating skin conditions – ChromaDex/Queen's University Belfast*

International Country / Agency	Patent ID
China	*1964627*
Europe	*1755391*
Australia	*2006238858, 2014342185*
Canada	*2609633*
Japan	*6509844*
South Africa	*201603314*
WIPO	*WO2006001982*

(1) NR related patents only. ChromaDex owns or licenses additional patents related to other NAD precursors.

Nestle Supply and License Agreement

Market Size – 2018 Est.


~$2.0Bil
61%
39%

- Few major players
- Nestlé Health Science has a significant share


~$16Bil
76%
24%

- Few major players
- Nestlé Health Science has a significant share

Key Terms of the Agreement

- **Upfront payment:** $4MM
  - Cash received in Q1 2019
  - Amortized as revenue over slightly more than 4 years
- **Nestlé exclusivity:**
  - Exclusive rights in medical nutrition
  - Co-exclusive rights in certain protein based beverages
- **Nestlé territories:**
  - North America, Europe, Latin America, ANZ, Japan
- **Product launch milestones**: Up to an aggregate of $6MM
- **Other revenue:**
  - Ingredient sales
  - Low to high single digit royalties on wholesale sales
- **Near-term hurdles:**
  - Technical feasibility, regulatory, market testing
  - Nestlé had an exit clause if technical feasibility was not achieved by the end of 2019. This clause has expired.

Long-term opportunity to grow the TRU NIAGEN business

(1) Supplement Nutrition Drinks category per Euromonitor, in wholesale dollars.
(2) Medical Nutrition category per Grand View Research, in wholesale dollars.

For more information about Nestlé Health Science and its businesses, visit www.nestlehealthscience.com.

Key Statistics

Trading Data (@ May 28, 2020)	
Stock Price	$4.77
52 Week High/Low	$5.80/$2.50
Avg. Daily Vol. (50 day)	596,000
Shares Outstanding	61.6M
Public Float (excl. >5% owners)	62%
Insider Holdings	38%
Valuation Measures	
Market Cap	$294M
Enterprise Value	$280M
EV/Revenue (LTM)	5.5X
P/E (LTM)	N/M

Financial Highlights (LTM ended Mar '20)	
Net Sales (LTM)	$50.6M
EPS (LTM)	($0.51)
Cash & Equiv.	$13.6M
Total Assets	$35.6M
Total Debt	$0.0M
Total Liabilities	$19.1M
Equity	$16.5M

